UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

SUSTAINABLE ENVIRONMENTAL TECHNOLOGIES CORPORATION
(Exact name of Registrant as specified in its charter)

California	000-254888	33-0230641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2377 W. Foothill Blvd.
Suite #18
Upland, CA 91786
(Address of principal executive offices, including zip code)

(435) 608-1344
(Registrant's telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   On April 4, 2011, Grant King did not stand for re-election as Director at the Company’s Annual General Meeting held on April 7, 2011.  This decision was reached in order to accommodate Mr. Kings previously contracted role of expanding SET Corp’s business development and investment activities in Australasia.

(d)    On April 7, 2011, the Board of Directors appointed Bill Ball to a vacant position of Director. Mr. Ball was also appointed Chairman of the Board of Directors.

Mr. Ball, 69, is the president and founder of High-Tech Consultants, Inc., an engineering design and consulting company he founded in 1992.  Mr. Ball holds patents in the US and Canada, and has one new patent application currently in the works.  Mr. Ball started his working career in the mechanical engineering department of a very large oil and gas company.  Subsequently he worked as the product development specialist and was the business development pioneer for a major oilfield chemicals company.  Additionally he managed a team of over 800 products and services professionals for the world’s largest oilfield process equipment company.  In the years that followed he directed the business development efforts of two of the world’s largest environmental products and engineering companies.

(e)    On April 4, 2011, the Board of Directors entered into amendments to the prior employment agreements with (1) Bob Glaser, Chief Executive Officer and President, and (2) Keith Morlock, Manager of Pro-Water LLC and Corporate Secretary. The terms of the amendments set the 2011 annual base salaries and bonus schedules, as well as clarified certain terms of standard benefits for such officers.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of the amendments which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 7, 2011, the Company held its 2010 Annual General Meeting of Shareholders, and the following actions were taken by written consent of a majority of the Company’s shareholders:

1.	Bob Glaser, Keith Morlock, Wallie Iveson and Steve Ritchie were elected as Directors of the Company.

2.	dbbMcKennon was ratified as the Company’s independent certifying accountant to audit the Company’s financial statements for the fiscal year ended March 31, 2011.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit
Number	Description of Exhibit

10.1	Bob Glaser 2011 Amendment to Employment Agreement
10.2	Keith Morlock 2011 Amendment to Employment Agreement

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sustainable Environmental Technologies Corporation

By:	/s/ Bob Glaser
Bob Glaser
Title:	Chief Executive Officer

Dated: April 11, 2011

3